UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2024

STARDUST POWER INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39875	99-3863616
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 E. Putnam Ave, Suite 378

Greenwich, CT 06830

(Address of principal executive offices)

(800) 742-3095

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CRF 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SDST	The Nasdaq Global Market
Redeemable warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	SDSTW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 6, 2024, Stardust Power Inc. (the “Company”) agreed to issue a promissory note (the “Promissory Note”) to Endurance Antarctica Partners II, LLC (“Endurance”), providing for a loan (the “Loan”) in the aggregate principal amount of $1,750,000, bearing interest at a rate of 15% per year, and maturing March 6, 2025 (the “Maturity Date”).

The Promissory Note will contain customary representations and warranties and customary events of default. Pursuant to the Promissory Note, 5,500,000 shares of Company common stock, par value $0.0001 per share (the “Common Stock”), owned by Mr. Roshan Pujari, Chief Executive of the Company, will be pledged as collateral.

In addition, the Company has agreed to issue to Endurance $3,500,000 in Common Stock on the earlier to occur of (i) the consummation of a private placement offering of Company securities (in which case such issuance shall be on no less favorable terms than the terms of such private placement) and (ii) the Maturity Date, in each case, based on the lower of the closing price of the Company’s Common Stock on the date of issuance and a trailing 30-day volume-weighted average price, provided that the minimum number of shares of Common Stock shall be no less than 500,000 shares.

Because of the relationships among the Company, Endurance, and Mr. Pujari, in considering the Promissory Note, the Company’s Board of Directors established and delegated to a special committee comprised solely of independent and disinterested directors (the “Special Committee”) the power and authority to evaluate, negotiate and approve, or decline to approve, the Promissory Note and the related transactions. On December 6, 2024, the Special Committee approved the execution and delivery by the Company of the Promissory Note and the related transactions, including for purposes of the Company’s Related Party Transactions Policy.

The securities are being offered and sold by the Company pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”) provided by Section 4(a)(2) and/or Regulation D promulgated thereunder, as a transaction not involving a public offering.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained above under Item 1.01 to the extent applicable is hereby incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained above under Item 1.01 to the extent applicable is hereby incorporated by reference herein. The securities are being offered and sold by the Company pursuant to an exemption from the registration requirements of the Act provided by Section 4(a)(2) and/or Regulation D promulgated thereunder, as a transaction not involving a public offering.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stardust Power Inc.

Dated: December 12, 2024	By:	/s/ Roshan Pujari
	Name:	Roshan Pujari
	Title:	Chief Executive Officer

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